UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2010

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 26, 2010, the United States Department of the Treasury (“Treasury”) sold, in a secondary public offering, 110,261,688 warrants (the “Warrant Offering”), each representing the right to purchase one share of the common stock, par value $1-2/3 per share, of Wells Fargo & Company (the “Company”) at an exercise price of $34.01 per share (the “Warrants”). Both the exercise price and the number of shares that will be acquired upon the exercise of the Warrants are subject to adjustment from time to time. In connection with Warrant Offering, the Company entered into an underwriting agreement dated May 20, 2010 (the “Underwriting Agreement”) among the Company, Treasury and Deutsche Bank Securities Inc. as the representative (the “Representative”) of the underwriters. The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to the auction clearing price of $7.70 per Warrant. The Company did not receive any of the proceeds of the Warrant Offering. The Warrant Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-159736).

In connection with the Warrant Offering, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreement and subject to customary exceptions. Additionally, the Company entered into a warrant agreement dated May 20, 2010 (the “Warrant Agreement”) between the Company and Wells Fargo Bank, N.A., as warrant agent.

The foregoing description of the Underwriting Agreement, Warrant Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference into or are attached as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith:

(d)	Exhibit

1.1	Underwriting Agreement, dated May 20, 2010, among the Company, United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters

4.1	Warrant Agreement, dated May 20, 2010, between the Company and Wells Fargo Bank, N.A. (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A filed on May 21, 2010)

4.2	Specimen Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on May 21, 2010)

5.1	Opinion of Mary E. Schaffner, Esq.

23.1	Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 26, 2010.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement, dated May 20, 2010, among the Company, United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters	Electronic Transmission

4.1	Warrant Agreement, dated May 20, 2010, between the Company and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-A filed on May 21, 2010)

4.2	Specimen Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Form 8-A filed on May 21, 2010)

5.1	Opinion of Mary E. Schaffner	Electronic Transmission

23.1	Consent of Mary E. Schaffner (included as part of Exhibit 5.1)	Electronic Transmission

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